Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Clockwise U.S. Core Equity ETF (Ticker: TIME)

listed on NYSE Arca, Inc.

April 29, 2026

Supplement to the Summary Prospectus,

the Prospectus and Statement of Additional Information (“SAI”),

each dated December 29, 2025

This Supplement provides certain updated information relating to Clockwise Capital LLC (“Clockwise”), which serves as the investment sub-adviser to the Fund, adding two additional portfolio managers for the Fund.

Effective immediately, the following disclosure is added to the section titled “Management – Portfolio Managers” on page 7 of each of the Summary Prospectus and Prospectus, directly following the existing disclosure related to Cengiz Mehmet (“James”) Cakmak:

Eli Mikel, Co-Founder and CEO of the Sub-Adviser, has been a portfolio manager of the Fund since 2026.

Adam Simon, Portfolio Manager of the Sub-Adviser, has been a portfolio manager of the Fund since 2026.

Effective immediately, the following disclosure is added to the section titled “Management – Portfolio Managers” on page 15 of the Prospectus, directly following the existing disclosure related to Cengiz Mehmet (“James”) Cakmak:

Eli Mikel, CFP, CRPC, Co-Founder and CEO of the Sub-Adviser.

Mr. Mikel, Co-Founder and CEO of the Sub-Adviser since 2017. Prior to joining the Sub-Adviser, Mr. Mikel was an Investment Consultant at TD Ameritrade from 2008 to 2014 and a Financial Advisor at Ameriprise Financial Services, Inc. from 2007 to 2008. Mr. Mikel received a B.S. in finance from Virginia Commonwealth University and post-graduate studies in Financial Planning and Services at Georgetown University. Mr. Mikel also holds Certified Financial Planner, CFP,® and Chartered Retirement Planning Counselor, CRPC,® designations.

CFP is a registered trademark owned by the Certified Financial Planner Board of Standards, Inc., and CRPC is a registered trademark owned by the College for Financial Planning Institute Corporation.

Adam Simon, Portfolio Manager for the Sub-Adviser.

Mr. Simon, Portfolio Manager of the Sub-Adviser. He Joined the Sub-Adviser in 2025. Prior to joining the Sub-Adviser, Mr. Simon served as Director of Development at Zeta Charter Schools Partner (2024-2025), Managing Member of his family office (2017-2025), and Partner and Director of Research at Echo Street Capital (2010-2017). Mr. Simon received a B.S. in Economics from Cornell University.

Effective immediately, the first sentence of the section titled “Portfolio Managers” on page 29 of the SAI is deleted in its entirety and replaced with the following disclosure:

The Fund is managed by Cengiz Mehmet (“James”) Cakmak, CFA, Portfolio Manager for the Sub-Adviser, Eli Mikel, Portfolio Manager of the Sub-Adviser, Adam Simon, Portfolio Manager of the Sub-Adviser, Qiao Duan, CFA, Portfolio Manager for the Adviser, and Christopher P. Mullen, Portfolio Manager for the Adviser.

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Effective immediately, the following disclosure is added to the section titled “Portfolio Managers – Other Accounts” on page 30 of the SAI, directly following the existing table for Cengiz Mehmet (“James”) Cakmak:

Eli Mikel, CFP,CPRC, Co-Founder and CEO of the Sub-Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee (in millions)
Registered Investment Companies	1	$12	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Adam Simon, Portfolio Manager for the Sub-Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee (in millions)
Registered Investment Companies	1	$12	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Effective immediately, the last sentence beginning “As of August 31, 2025. . .” in the section titled “Portfolio Manager Fund Ownership” on page 30 of the SAI is replaced in its entirety with the following disclosure:

The following is the dollar range of Fund shares beneficially owned by the portfolio managers as of August 31, 2025:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Cengiz Mehmet (“James”) Cakmak	$0
Eli Mikel	$100,001-$500,000
Adam Simon	$0
Qiao Duan	$0
Christopher P. Mullen	$0

Effective immediately, the first paragraph of the section titled “Portfolio Manager Compensation” on page 30 of the SAI is deleted in its entirety and replaced with the following disclosure:

Mr. Cakmak, Mr. Mikel, and Mr. Simon each receive a fixed base salary and discretionary bonus that is not directly tied to the performance of the Fund. The availability and amount of any bonus will be based on factors such as firm profitability, as well as individual performance and team contribution and determined by the Clockwise Senior Management Team. Clockwise believes this compensation is competitive with similarly situated industry participants. In addition, as owners of Clockwise, Mr. Cakmak and Mr. Mikel each share in the profits of the Sub-Adviser.

Please retain this Supplement for future reference.

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